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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               ----------------------

                                      FORM 8-K


                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

                                    June 4, 1998
                                   Date of Report
                         (Date of earliest event reported)

                               ----------------------

                          DECRANE AIRCRAFT HOLDINGS, INC.

               (Exact name of registrant as specified in its charter)


          Delaware                    0-22371                    34-1645569
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)


               2361 Rosecrans Avenue, Suite 180, El Segundo, CA 90245

           (Address, including zip code, of principal executive offices)


                                   (310) 725-9123

                (Registrant's telephone number, including area code)


                               ----------------------

                                   Not Applicable

 (Former address and telephone number of principal executive offices, if changed since last report)

                               ----------------------


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ITEM 5.   OTHER EVENTS

DEFINITIVE AGREEMENT TO ACQUIRE AVTECH CORPORATION

     A copy of the press release issued by the Company on June 4, 1998 with respect to the Company signing a definitive agreement to acquire Avtech Corporation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

c.   Exhibits.


     Exhibit
       No.                           Exhibit Description
     --------  -----------------------------------------------------------------
       99.1    Press release issued by DeCrane Aircraft Holdings, Inc. on June
               4, 1998



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        DECRANE AIRCRAFT HOLDINGS, INC.
                                                  (Registrant)



June 5, 1998                       By:  /s/ Robert A. Rankin
                                        ----------------------------------------
                                        Name:     Robert A. Rankin
                                        Title:    Chief Financial Officer and
                                                  Secretary


                                          1

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                                    EXHIBIT INDEX


     Exhibit
       No.                           Exhibit Description
     -------   -----------------------------------------------------------------
     99.1      Press release issued by DeCrane Aircraft Holdings, Inc. on June
               4, 1998